Warrants for Purchase of Series B Redeemable Convertible Preferred Stock	9 Months Ended
Sep. 30, 2012
Warrants for Purchase of Series B Redeemable Convertible Preferred Stock

(7)    Warrants for the Purchase of Series B Redeemable Convertible Preferred Stock

In June 2006 and 2007, we issued warrants exercisable for 19,943 and 31,909 shares of Series B, respectively, with an exercise price of $1.25 per share. The warrants were fully exercisable and each had a term of seven years from the date of issuance. The fair values of the warrants were determined on the date of issuance and subsequently using the Black-Scholes options pricing model until they were net settled during fiscal 2010. The assumptions used to determine the fair value of the warrants as of June 30, 2009 were as follows: estimated volatility of 70%, expected term of 4.61 years, risk-free interest rate of 2.37%, and expected dividend yield of zero. The weighted-average fair value of the warrants on the date of issuance was approximately $3.01 per share.